Exhibit 10.1

WAIVER AND CONSENT AGREEMENT

Waiver and Consent Agreement, dated as of March 17, 2006 (this “Agreement”), by and among American Media Operations, Inc. (the “Company”) and each of the parties listed on the signature page hereto (each a “Bondholder”, and collectively, the “Bondholders”), relating to certain proposed amendments (the “Proposed Amendments”) to the Indenture, dated as of February 14, 2002 (as supplemented prior to the date hereof, the “Indenture”), among the Company, the guarantors named therein (the “Note Guarantors”) and HSBC Bank USA, National Association (as successor in interest to JPMorgan Chase Bank, N.A.), a national banking association, as trustee (the “Trustee”).

WHEREAS, each Bondholder beneficially owns the aggregate principal amount of the Company’s 10 1/4% Series B Senior Subordinated Notes due 2009 (the “Notes”) set forth opposite its name on Annex A hereto (such Notes being collectively referred to herein as the “Subject Notes”);

WHEREAS, the Company has publicly announced that it needs to restate its financial statements (the “Restatement”) and, as a result, is unable to timely satisfy its reporting obligations with respect to its quarterly report on Form 10-Q for the quarter ended December 31, 2005 and may be unable to timely satisfy its reporting obligations with respect to its annual report on Form 10-K for the year ended March 31, 2006, in each case pursuant to Section 4.02 of the Indenture (together, the “Specified Default”);

WHEREAS, Section 6.04 of the Indenture provides that the Holders of a majority in principal amount of the Notes, by notice to the Trustee, may waive an existing Default and its consequences, with certain exceptions;

WHEREAS, Section 9.02 of the Indenture provides that the Company, the Note Guarantors and the Trustee may amend the Indenture or the Notes outstanding thereunder with the written consent of the Holders of at least a majority in principal amount of the Notes then outstanding;

WHEREAS, the Bondholders and the Company desire to enter into this Agreement to provide for, among other things, (a) the waiver by the Bondholders of the Specified Default and (b) the consent of the Bondholders to the Proposed Amendments, as set forth in the Third Supplemental Indenture attached hereto as Annex B, to be dated as of the date hereof (the “Supplemental Indenture”), among the Company, the Note Guarantors and the Trustee; and

WHEREAS, as a condition to the willingness of the Company to enter into the Supplemental Indenture, the Company has required that the Bondholders enter into this Agreement.

NOW, THEREFORE, to induce the Company to enter into, and in consideration of the Company’s entering into, the Supplemental Indenture and to induce the Bondholders to waive the Specified Default, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties hereto agree as follows:

1. Covenants of the Company. The Company agrees as follows:

(a) Supplemental Indenture. On the date hereof, the Company shall execute and deliver the Supplemental Indenture to the Trustee and shall use its reasonable best efforts to cause the Trustee to execute the Supplemental Indenture.

(b) Consent Fee and Additional Amounts. Within five (5) business days of the execution and delivery of this Agreement, the Company shall pay, in cash, to all Holders of the Notes (including, without limitation, the Holders of Subject Notes) an amount equal to $10.00 per $1,000 principal amount of Notes (the “Fee”) held by such Holder on March 17, 2006 (the “Record Date”). No accrued interest will be paid on the Fee. The Supplemental Indenture further provides, under certain circumstances and subject to the conditions specified therein, for the payment of additional amounts, which amounts may be paid in the form of the issuance of Additional Notes as set forth in Section 4.03(e) of the Indenture.

(c) Form 8-K. The Company shall execute and file with the Securities and Exchange Commission (the “SEC”) a Form 8-K describing the transactions contemplated hereby, including as exhibits a copy of this Agreement (excluding all Annexes hereto) and the Supplemental Indenture, within one (1) business day of the effectiveness of this Agreement.

(d) Registration Rights. (i) In the event that any Additional Notes are issued pursuant to Section 4.03(e) of the Indenture, within five (5) business days of any such issuance, the Company shall execute, and shall use its reasonable best efforts to cause the Trustee to execute, an exchange and registration rights agreement with respect to the Additional Notes for the benefit of all Holders of the Notes on substantially similar terms to the Exchange and Registration Rights Agreement, dated February 14, 2002, among the Company, the Note Guarantors and the initial purchasers of the Notes (each, a “New Registration Rights Agreement”).

(ii) Upon any request or direction by the Company to the Trustee pursuant to subsection (i) above to execute any New Registration Rights Agreement, the Company shall furnish to the Trustee:

(A)	an Officers’ Certificate in form reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent to the execution of such New Registration Rights Agreement have been complied with; and

(B)	an Opinion of Counsel in form reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all conditions precedent to the execution of such New Registration Rights Agreement have been complied with.

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(e) Legal Fees of Bondholders. The Company shall pay, within 30 days of its receipt of a written invoice, all reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP incurred in connection with the negotiation and execution of this Agreement, the Supplemental Indenture and any New Registration Rights Agreement or the enforcement hereof or thereof.

2. Covenants of the Bondholders. Each Bondholder, severally and not jointly, agrees as follows:

(a) Waiver and Consent of Subject Notes. Each Bondholder hereby (i) permanently and irrevocably waives the Specified Default as of the date hereof (and authorizes the Company to give notice of such waiver to the Trustee), subject to the right to reinstate the Specified Default in accordance with the provisions of Section 4.02 of the Supplemental Indenture, (ii) approves, ratifies, confirms and consents to, in all respects, the Proposed Amendments, (iii) directs the Trustee to execute and deliver the Supplemental Indenture and (iv) directs the Trustee to execute and deliver any New Registration Rights Agreement, if any. Such Bondholder shall not withdraw or revoke (or cause to be withdrawn or revoked) such approval, ratification, confirmation or consent or other approval in connection with the Proposed Amendments unless and until such consent is revoked in accordance with Section 5 hereof.

(b) DTC Direction to Waive the Specified Default and Consent to the Proposed Amendments. As all of the Notes as of the Record Date were held through The Depository Trust Company (“DTC”) by participants in DTC (“DTC Participants”), each Bondholder shall cause the DTC Participant that is the record owner of its Notes to waive the Specified Default and consent to the Proposed Amendments on such Bondholder’s behalf as of the date hereof. Such Bondholder shall not cause such DTC Participant to withdraw or revoke such consent in connection with the Proposed Amendments unless and until such consent is revoked in accordance with Section 5 hereof.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Bondholders as of the date hereof as follows:

(a) Due Organization. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) Due Authorization; Binding Agreement. The Company has full right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery by the Bondholders) constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

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(c) No Conflicts. None of the execution and delivery of this Agreement by the Company, the consummation of the transactions contemplated hereby and compliance with the terms hereof by the Company will conflict with, result in any breach or violation of, or default (or an event which, with notice or lapse of time, or both, would constitute a default) under the Company’s certificate of incorporation, bylaws or other governing instruments, any material contractual obligation to which the Company is a party or any provision of any law, order, rule or regulation applicable to the Company, except for any such conflicts, violations, defaults or other occurrences that would not have a material adverse effect on the condition (financial or otherwise) of the Company or prevent, delay or impede the performance by the Company of its obligations under this Agreement. No filing (other than a Form 8-K) with, and no permit, authorization, consent or approval of, any United States court or governmental agency or body or any other entity is necessary for the execution of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, except where the failure to make such filing or to obtain such permit, authorization, consent or approval would not prevent, delay or impede the performance by the Company of its obligations under this Agreement.

(d) Litigation. There is no action, suit, investigation, complaint or other proceeding pending against the Company or, to the knowledge of the Company, threatened against the Company or any other person or entity that restricts in any material respect or prohibits (or, if successful, would restrict or prohibit) the exercise by any party or beneficiary of its rights under this Agreement or the performance by any party of its obligations under this Agreement.

(e) No Change of Control. No Change of Control occurred as a result of or in connection with the acquisition of beneficial ownership of certain of the Company’s shares by affiliates of Thomas H. Lee Partners L.P.

4. Representations and Warranties of the Bondholders. Each Bondholder hereby, severally and not jointly, represents and warrants to the Company as of the date hereof as follows:

(a) Due Organization. If other than a natural person, such Bondholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, partnership or other power and authority to enter into this Agreement and to consummate the transactions contemplated by, and perform its respective obligations under, this Agreement.

(b) Due Authorization; Binding Agreement. Such Bondholder has full right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by such Bondholder and (assuming due authorization, execution and delivery by the Company) constitutes the valid and binding obligation of such Bondholder enforceable against such Bondholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

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(c) No Conflicts. None of the execution and delivery of this Agreement by such Bondholder, the consummation of the transactions contemplated hereby and compliance with the terms hereof by such Bondholder will conflict with, result in any breach or violation of, or default (or an event which, with notice or lapse of time, or both, would constitute a default) under such Bondholder’s certificate of incorporation, bylaws or other governing instruments, any material contractual obligation to which such Bondholder is a party or any provision of any law, order, rule or regulation applicable to such Bondholder, except for any such conflicts, violations, defaults or other occurrences that would not have a material adverse effect on the condition (financial or otherwise) of such Bondholder or prevent, delay or impede the performance by such Bondholder of its obligations under this Agreement. No trust of which such Bondholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. No filing with, and no permit, authorization, consent or approval of, any United States court or governmental agency or body or any other entity is necessary for the execution of this Agreement by such Bondholder and the consummation by such Bondholder of the transactions contemplated hereby, except where the failure to make such filing or to obtain such permit, authorization, consent or approval would not prevent, delay or impede the performance by such Bondholder of its obligations under this Agreement.

(d) Ownership of the Subject Notes. On the date hereof, such Bondholder is the beneficial owner of the aggregate principal amount of Notes set forth opposite its name on Annex A hereto (held through the DTC Participant listed on such Annex A). Such Bondholder does not own, beneficially or of record, any Notes of the Company or securities convertible or exchangeable for Notes of the Company other than as set forth on Annex A hereto. Such Bondholder has the sole right and power to vote and dispose of the Subject Notes, and none of such Subject Notes is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or transfer of any of the Subject Notes, except for this Agreement.

(e) Litigation. There is no action, suit, investigation, complaint or other proceeding pending against such Bondholder or, to the knowledge of such Bondholder, threatened against such Bondholder or any other person or entity that restricts in any material respect or prohibits (or, if successful, would restrict or prohibit) the exercise by any party or beneficiary of its rights under this Agreement or the performance by any party of its obligations under this Agreement.

(f) Information. Such Bondholder has reviewed, or has had the opportunity to review, with the assistance of professional and legal advisors of its choosing, sufficient information (including all documents filed or furnished to the Securities and Exchange Commission by the Company) and has had sufficient access to the Company necessary for such Bondholder to decide to grant its approval, ratification, confirmation and consent to the Proposed Amendments. Such Bondholder acknowledges that the financial statements of the Company are subject to the Restatement, and has granted its approval, ratification, confirmation and consent to the Proposed Amendments with full knowledge of the pending Restatement.

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(g) Qualified Investor. Such Bondholder certifies that the representations and warranties set forth in the Letter Agreement, dated the date hereof, between the Company and such Bondholder or its representative are true and correct with respect to such Bondholder as of the date hereof. If such Letter Agreement is executed on behalf of such Bondholder by its representative, such Bondholder certifies that such representative is duly authorized and permitted to (i) deliver such representations and warranties on behalf of and with respect to such Bondholder and (ii) execute the Letter Agreement on behalf of such Bondholder.

5. Revocation of Consents. The consent granted pursuant to Section 2 hereof shall become null and void and have no further effect if the Supplemental Indenture is not executed by the Company and delivered to the Trustee on the date hereof or if the Company fails to perform its obligations under Section 1(c) hereof on a timely basis. Nothing in this Section 5 shall relieve any party of liability for breach of this Agreement.

6. General Provisions.

(a) Effectiveness of this Agreement. The effectiveness of this Agreement, and the respective obligations of the parties under this Agreement, are conditioned upon (i) the receipt by the Company of the signature hereto of Bondholders holding not less than a majority of the aggregate principal amount of outstanding Notes and (ii) the entry into by the Company of a Waiver and Consent Agreement on substantially the terms set forth herein with the holders of not less than a majority of the aggregate principal amount of the Company’s outstanding 8 7/8% Senior Subordinated Notes due 2011.

(b) Amendments, etc. No amendment, modification, termination, or waiver of any provision of this Agreement, and no consent to any departure by any of the Bondholders or the Company from any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by all the Bondholders party hereto and the Company, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

(c) Disclosure. Each Bondholder hereby consents to public disclosure, including in a press release and a Form 8-K to be filed with the SEC, of the identity of such Bondholder, the aggregate principal amount of Notes that will be bound by this Agreement and the nature of its commitments, arrangements and understandings pursuant to this Agreement. Each Bondholder agrees that it shall not make any public announcement or public disclosure regarding this Agreement or the transactions contemplated herein (except to the extent required by applicable law or legal process) without the prior written consent of the Company.

(d) Confidentiality. The Company shall, and shall cause its affiliates to, keep the principal amount of Notes beneficially owned by each Bondholder party hereto strictly confidential; provided, however, that (i) the aggregate principal amount of Notes

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beneficially owned by the Bondholders party hereto may be disclosed and (ii) the principal amount of Notes beneficially owned by any Bondholder may only be disclosed (A) with the written consent of such Bondholder; (B) to affiliates, directors, officers, employees and agents of the Company, including legal counsel, the Trustee and other persons reasonably required in order to enter into the Supplemental Indenture, (C) to the extent required by law, including securities laws, or by subpoena or similar legal process, provided, if appropriate, that the non-disclosing parties have been given an opportunity to defend, limit or protect such disclosure, (D) in connection with any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder or (E) to the extent such terms (x) become publicly available other than as a result of a breach of this Section 6(d) or (y) become available to the disclosing party on a non-confidential basis from a source other than the non-disclosing parties.

(e) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Company at 1000 American Media Way, Boca Raton, Florida 33464, Attention: Chief Financial Officer, Telephone: (561) 997-7733, Facsimile: (561) 998-7492, with a copy to Ken Wallach at Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Telephone (212) 455-2000, Facsimile: (212) 455-2502, and to each Bondholder at the address set forth under such Bondholder’s name in Annex A hereto (or at such other address for a party as shall be specified by like notice), with a copy to William P. Mills at Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, Telephone: (212) 504-6000, Facsimile: (212) 504-6666.

(f) Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

(g) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(h) Entire Agreement. This Agreement embodies the entire agreement and understanding of the Bondholders and the Company, and supersedes all prior agreements or understandings, with respect to the subject matter of this Agreement. Notwithstanding the foregoing, capitalized terms used but not defined in this Agreement have the meanings assigned to such terms in the Indenture.

(i) Specific Performance; Enforcement. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore, each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the

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remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity. The parties agree that they shall be entitled to enforce specifically the terms and provisions of this Agreement in the courts of the State of New York and any Federal court, sitting in the state of New York, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of New York or any New York state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a Federal court sitting in the state of New York or a New York state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

(j) Counterparts; Facsimile. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed by facsimile signatures of the parties hereto.

[Signature page follows]

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IN WITNESS WHEREOF, the Company and each Bondholder has caused this Agreement to be executed on its behalf as of the date first written above.

AMERICAN MEDIA OPERATIONS, INC.

By:
Name:
Title:

Aegon USA

5 STAR LIFE INSURANCE COMPANY

By:
Name:	James K. Schaeffer, Jr.
Title:	Vice President

PEOPLES BENEFIT LIFE INSURANCE COMPANY

By:
Name:	James K. Schaeffer, Jr.
Title:	Vice President

TRANSAMERICA LIFE INSURANCE COMPANY

By:
Name:	James K. Schaeffer, Jr.
Title:	Vice President

AllianceBernstein

ACM GLOBAL INVESTMENT – US HIGH YIELD PORTFOLIO

By:
Name:
Title:

ALLIANCE GLOBAL HIGH INCOME OPEN TRUST – COMPASS A

By:
Name:
Title:

ALLIANCE GLOBAL HIGH INCOME OPEN TRUST – COMPASS B

By:
Name:
Title:

ALLIANCE HIGH YIELD OPEN TRUST

By:
Name:
Title:

ALLIANCEBERNSTEIN POOLING PORTFOLIOS – ALLIANCEBERNSTEIN HIGH -YIELD PORTFOLIO

By:
Name:
Title:

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND – HIGH YIELD PORTFOLIO

By:
Name:
Title:

DAIMLERCHRYSLER PENSION TRUST E.V.

By:
Name:
Title:

Capital Guardian Trust Company

CIF GLOBAL HIGH YIELD FUND

By:
Name:
Title:

GLOBAL HIGH YIELD FIXED INCOME FUND

By:
Name:
Title:

QUALCOMM, INC

By:
Name:
Title:

ROBERT BOSCH GMBH

By:
Name:
Title:

U.S. HIGH YIELD FIXED INCOME MASTER FUND

By:
Name:
Title:

Capital International Limited

PFA PENSION

By:
Name:
Title:

PLACERINGSFORENINGEN KP INVEST, HYB II

By:
Name:
Title:

Capital Research and Management Company

AMERICAN FUNDS INSURANCE-ASSET ALLOCATION FUND

By:
Name:
Title:

AMERICAN FUNDS INSURANCE SERIES – HIGH-INCOME BOND FUND

By:
Name:
Title:

AMERICAN HIGH INCOME TRUST

By:
Name:
Title:

CAPITAL WORLD BOND FUND, INC.

By:
Name:
Title:

INCOME FUND OF AMERICA, INC.

By:
Name:
Title:

THE BOND FUND OF AMERICA, INC.

By:
Name:
Title:

Chatham Asset High Yield Master Fund, Ltd.

CHATHAM ASSET HIGH YIELD MASTER FUND, LTD.

By:	Chatham Asset Management, LLC Investment Advisor

By:
Name:	Anthony Melchiorre
Title:	Managing Member

Eaton Vance Management

BOSTON INCOME PORTFOLIO

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

CALIFORNIA CORRECTIONAL PEACE OFFICER’S

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

DIVERSIFIED INVESTORS HIGH YIELD BOND FUND

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

EATON VANCE FLOATING RATE INCOME TRUST

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

EATON VANCE SENIOR FLOATING RATE TRUST

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

HALLMARK CARDS MASTER TRUST

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

HIGH INCOME PORTFOLIO

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

RWDSU LOCAL 338 RETIREMENT

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

SOUTHEASTERN PENNSYLVANIA TRANSPORTATION AUTHORITY

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

VOLKSWAGEN OF AMERICA, INC. SALARIED EATON VANCE MANAGEMENT

By:	Eaton Vance Management, as investment advisors

By:
Name:	Michael Weilheimer
Title:	Vice President

Muzinich & Company, Inc.

AMERICAYIELD FUND

By:
Name:	Michael Ludwig
Title:	Chief Financial Officer

EUROMOBILIARE INTERNATIONAL FUND HIGH YIELD

By:
Name:	Michael Ludwig
Title:	Chief Financial Officer

HPK US ZINS 1

By:
Name:	Michael Ludwig
Title:	Chief Financial Officer

IMPERIAL CHEMICAL INDUSTRIES PENSION FUND

By:
Name:	Michael Ludwig
Title:	Chief Financial Officer

P.A.R.A.D.I.S.O. TRUST S.A.

By:
Name:	Michael Ludwig
Title:	Chief Financial Officer

PENATES A, LTD.

By:
Name:	Michael Ludwig
Title:	Chief Financial Officer

SEB INVEST INSTITUTIONAL HIGH YIELD

By:
Name:	Michael Ludwig
Title:	Chief Financial Officer

SEB INSTITUTIONAL HIGH-YIELD BONDS

By:
Name:	Michael Ludwig
Title:	Chief Financial Officer

SCANDINAVIAN TRUST S.A.

By:
Name:	Michael Ludwig
Title:	Chief Financial Officer

SKANDIA HIGH YIELD FUND

By:
Name:	Michael Ludwig
Title:	Chief Financial Officer

TRANSATLANTICYIELD FUND

By:
Name:	Michael Ludwig
Title:	Chief Financial Officer

PIMCO AXA PREMIER VIP HIGH YIELD PORTFOLIO

By:
Name:	Charles Wyman
Title:	Executive Vice President

CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:
Name:	Charles Wyman
Title:	Executive Vice President

COMMONWEALTH BANK OFFICERS

By:
Name:	Charles Wyman
Title:	Executive Vice President

EQUITY TRUSTEES LIMITED PIMCO EXTENDED MARKETS FUND

By:
Name:	Charles Wyman
Title:	Executive Vice President

IBM PERSONAL PENSION PLAN TRUST

By:
Name:	Charles Wyman
Title:	Executive Vice President

ING PIMCO HIGH YIELD PORTFOLIO

By:
Name:	Charles Wyman
Title:	Executive Vice President

LOAN FUNDING III LLC

By:
Name:	Charles Wyman
Title:	Executive Vice President

PAPS HIGH YIELD PORTFOLIO

By:
Name:	Charles Wyman
Title:	Executive Vice President

PIMCO BERMUDA U.S. HIGH YIELD FUND (M)

By:
Name:	Charles Wyman
Title:	Executive Vice President

PIMCO CAYMAN GLOBAL HIGH INCOME FUND

By:
Name:	Charles Wyman
Title:	Executive Vice President

PIMCO DIVERSIFIED INCOME FUND

By:
Name:	Charles Wyman
Title:	Executive Vice President

PIMCO GIS HIGH YIELD BOND FUND

By:
Name:	Charles Wyman
Title:	Executive Vice President

PIMCO HIGH INCOME FUND

By:
Name:	Charles Wyman
Title:	Executive Vice President

PIMCO HIGH YIELD FUND

By:
Name:	Charles Wyman
Title:	Executive Vice President

PVIT HIGH YIELD PORTFOLIO

By:
Name:	Charles Wyman
Title:	Executive Vice President

PRUDENTIAL SERIES FUND INC SP PIMCO HY PORTFOLIO

By:
Name:	Charles Wyman
Title:	Executive Vice President

RED RIVER HYPI, L.P.

By:
Name:	Charles Wyman
Title:	Executive Vice President

SK 4 HYB4

By:
Name:	Charles Wyman
Title:	Executive Vice President

SPECIALFORENINGEN NYKREDIT GLOBAL HIGH YIELD BOND II

By:
Name:	Charles Wyman
Title:	Executive Vice President

STATE TEACHERS RETIREMENT SYSTEM OF OHIO

By:
Name:	Charles Wyman
Title:	Executive Vice President

WRIGLEY CDO, LTD.

By:
Name:	Charles Wyman
Title:	Executive Vice President

Post Advisory Group, LLC

401(K) AND PROFIT SHARING PLAN FOR THE EMPLOYEES OF NIKE, INC.

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

AMERICAN BEACON HIGH YIELD BOND FUND

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

AXA PREMIER VIP HIGH YIELD BOND PORTFOLIO, A SERIES OF THE AXA PREMIER VIP TRUST

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

BUREAU OF NAVAL PERSONNEL RETIREMENT TRUST

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

CMS ENERGY CORPORATION

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

FAIRFAX COUNTY EMPLOYEES’ RETIREMENT SYSTEM

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

IOWA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

IKANO FUND MANAGEMENT S.A.

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

NSTAR PENSION PLAN

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

POST TOTAL RETURN MASTER FUND, L.P.

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

POST TRADITIONAL HIGH YIELD FUND, L.P.

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

PRINCIPAL GLOBAL INVESTORS FUNDS-HIGH YIELD

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

PRINCIPAL LIFE INSURANCE COMPANY BOND AND MORTGAGE SEPARATE ACCOUNT

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

PRINCIPAL VARIABLE CONTRACTS FUND, INC. – BOND ACCOUNT

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

QWEST OCCUPATIONAL HEALTH TRUST

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

QWEST PENSION TRUST

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

STATE OF NEW MEXICO EDUCATIONAL RETIREMENT BOARD

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

STICHTING PENSIOENFONDS VOOR DE METAAL EN TECHNIEK

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

VALERO ENERGY CORPORATION PENSION PLAN

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

VERMONT STATE EMPLOYEES’ RETIREMENT SYSTEM

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

VIRGINIA RETIREMENT SYSTEM

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer

W.M. KECK FOUNDATION

By:	Post Advisory Group, as Authorized Agent

By:
Name:	Lawrence A. Post
Title:	Chief Investment Officer